Exhibit 99.1

Jasper Therapeutics and Amplitude Healthcare Acquisition Corporation Announce Merger to Create a Publicly Listed Leading Biotechnology Company in Hematopoietic Stem Cell Transplantation

Transaction includes up to $100 million in trust at Amplitude and a concurrent, fully committed $100 million PIPE financing from premier institutional investors, led by new investor Federated Hermes Kaufmann Funds, affiliates of Amplitude’s sponsor Avego and Metalmark, other new biotechnology focused investors, and with participation from the founding Series A investors Abingworth LLP, Qiming Venture Partners USA, Surveyor Capital (a Citadel company), Roche Venture Fund and Alexandria Venture Investments, LLC

Anticipated cash resources will be used to advance JSP191, Jasper’s first-in-class CD117 monoclonal antibody conditioning agent, which is currently in Phase 1/1b trials in patients with AML/MDS and Severe Combined Immunodeficiency with upcoming studies in patients with Autoimmune Diseases, Sickle Cell Disease and Fanconi Anemia undergoing hematopoietic cell transplantation

Additionally supports development of hematopoietic stem cell engineering platform, which has potential to increase the cure rate across allogeneic and autologous gene therapy hematopoietic cell transplants

Webcast to discuss the proposed transaction scheduled for Friday, May 7th at 10:00 am ET

REDWOOD CITY, Calif., and NEW YORK, New York – May 6, 2021 – Jasper Therapeutics, Inc., a biotechnology company focused on hematopoietic cell transplant therapies, and Amplitude Healthcare Acquisition Corporation (Nasdaq: AMHCU), a special purpose acquisition company (SPAC) sponsored by affiliates of Avego Management, LLC and Metalmark Capital, today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, anticipated to occur in the third quarter 2021, the combined company will be renamed Jasper Therapeutics, Inc., and its common stock is expected to be listed on Nasdaq under the ticker symbol “JSPR.”

“We would like to thank our financial partners at Amplitude and our prestigious group of investors,” said Bill Lis, executive chairman and CEO, Jasper Therapeutics. “This transaction provides significant capital to accelerate the development of our two innovative programs, Jasper’s first-in-class clinical stage anti-CD117 antibody transplant conditioning agent and in parallel our groundbreaking research stage Engineered Hematopoietic Stem Cell platform, both of which have the potential to transform the field and expand hematopoietic stem cell therapy cures to a far greater number of patients than is possible today.”

“At Jasper we are focused on a mission to cure several life threatening diseases such as blood cancers, sickle cell disease, severe combined immunodeficiency, and severe autoimmune diseases that affect a large number of patients who have historically been underserved by industry research and development, including infants, women, minorities and the elderly.”

In addition to the funds held in Amplitude’s trust account (approximately $100 million less any redemptions), the transaction also includes commitments for a $100 million private investment in public equity (PIPE) priced at $10.00 per share. Investors in the PIPE include lead investor Federated Hermes Kaufmann Funds and affiliates of the SPAC sponsor including Avego, Velan Capital and Metalmark, as well as Amgen, Christian Angermayer’s Apeiron Investment Group, Kingdon Capital Management, and Woodline Partners LP, in addition to existing Jasper investors Abingworth LLP, Qiming Venture Partners USA, Surveyor Capital (a Citadel company), Roche Venture Fund and Alexandria Venture Investments, LLC. Jasper Therapeutics is expected to have cash resources of approximately $180 million at the closing of the transaction (less any redemptions from the Amplitude trust account).

The boards of directors of both Jasper Therapeutics and Amplitude have unanimously approved the proposed transaction. Completion of the transaction, which is expected in the third quarter of 2021, is subject to approval of Amplitude’s stockholders and the satisfaction or waiver of certain other customary closing conditions.

“Jasper Therapeutics has a strong management team with deep scientific expertise in the field and a track record developing and commercializing novel drugs, along with a pipeline that could make it a formidable leader in hematopoietic stem cell transplantation for a broad range of indications,” said Vishal Kapoor, President of Amplitude. “When Jasper Therapeutics emerges as a public company, it will be positioned as a well-funded leader in hematopoietic stem cell conditioning and engineering, an area that has seen far too little innovation.”

Jasper Therapeutics expects to use the cash resources of the combined company following the merger and PIPE to support the clinical development of JSP191, a first-in-class humanized monoclonal antibody in clinical development as a conditioning agent that clears hematopoietic stem cells from bone marrow, creating an empty space for donor or gene-corrected transplanted stem cells to engraft. To date, JSP191 has been evaluated in more than 90 healthy volunteers and patients. It is currently enrolling in two clinical trials for acute myeloid leukemia (AML)/ myelodysplastic syndromes (MDS) and severe combined immunodeficiency (SCID) and is scheduled to begin enrollment in 3 additional studies in 2021 for severe autoimmune disease, sickle cell disease and Fanconi anemia patients undergoing hematopoietic cell transplantation.

Jasper Therapeutics also expects to use the cash resources of the combined company to continue to advance its preclinical Engineered Hematopoietic Stem Cell (eHSCs) platform, which is designed to overcome key limitations of allogeneic and autologous gene-edited stem cell grafts. By using mRNA or DNA editing, Jasper Therapeutics can give the donor or gene-edited stem cells a proliferative and survival advantage over the patient’s existing stem cells. Preclinical data have demonstrated that Jasper’s eHSCs grow faster and outcompete normal hematopoietic stem cells and that they can be engineered to become resistant to inhibition by JSP191, suggesting that they could be combinable as a conditioning and therapeutic pair.

Transaction Overview

Assuming a share price of $10.00 per share and no redemptions of Amplitude shares, Jasper Therapeutics is expected to have an initial market capitalization of approximately $490 million dollars. Upon the closing of the business combination, and assuming no redemptions of shares of Amplitude by its public stockholders, Jasper Therapeutics is expected to have cash resources of approximately $180 million at the closing of the transaction (less any redemptions). The proceeds will be funded through a combination of approximately $100 million cash in trust by Amplitude (less any redemptions from its trust account) and a $100 million concurrent PIPE of common stock issued at $10.00 per share, anchored by leading institutional investors. As part of the transaction, Jasper Therapeutics’ existing equity holders will roll 100% of their equity into the combined company.

The boards of directors of both Jasper Therapeutics and Amplitude have unanimously approved the proposed transaction, which is expected to be completed in the third quarter of 2021. The transaction is subject to, among other things, the approval of the stockholders of both Jasper Therapeutics and Amplitude, satisfaction or waiver of the conditions stated in the definitive business combination agreement.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed by Amplitude with the SEC and will be available at the SEC’s website at www.sec.gov. In addition, Amplitude intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

Credit Suisse is acting as lead PIPE placement agent and capital markets advisor to Jasper Therapeutics, William Blair is acting as co-placement agent and financial advisor and Cantor Fitzgerald as co-placement agent. Paul Hastings LLP is serving as legal counsel to Jasper Therapeutics. BMO Capital Markets and Oppenheimer & Co. Inc. are acting as capital markets advisors to Amplitude. Wilmer Cutler Pickering Hale and Dorr LLP is serving as legal counsel to Amplitude.

Webcast

The management team of Jasper Therapeutics will host a webcast on Friday, May 7 at 10:00 am ET to provide a brief overview of Jasper and the proposed merger. The webcast can be accessed here: http://public.viavid.com/index.php?id=144896.

About Jasper Therapeutics

Jasper Therapeutics is a biotechnology company focused on the development of novel curative therapies based on the biology of the hematopoietic stem cell. The company’s lead compound, JSP191, is in clinical development as a conditioning antibody that clears hematopoietic stem cells from bone marrow in patients undergoing a hematopoietic cell transplantation. This first-in-class conditioning antibody is designed to enable safer and more effective curative hematopoietic cell transplants and gene therapies. Jasper Therapeutics is also advancing the development of a novel hematopoietic stem cell engineering platform.

About Amplitude Healthcare Acquisition Corporation

Amplitude was founded by Avego and Metalmark to seek innovative private life sciences company acquisition targets. We leverage our management and board’s reputation, experience, and track record of making investments and creating value in the industry. We have a strong history of building and growing companies as constructive and trustworthy partners. For more information, please visit: https://www.amplitudehealthcare.com.

Important Information and Where to Find It

This press release relates to a proposed transaction between Jasper Therapeutics and Amplitude. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Amplitude intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. Promptly after the registration statement is declared effective by the SEC, Amplitude will mail the definitive proxy statement/prospectus and a proxy card to each stockholder as of a record date for the meeting of Amplitude stockholders to be established for voting on the proposed business combination. Investors and security holders of Amplitude are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that Amplitude will file with the SEC when they become available because they will contain important information about Amplitude, Jasper Therapeutics and the transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Amplitude with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by Amplitude with the SEC also may be obtained free of charge upon written request to 1177 Avenue of the Americas, Fl 40, New York, New York 10036.

Participants in the Solicitation

Amplitude and its directors and executive officers may be deemed participants in the solicitation of proxies from Amplitude’s stockholders with respect to the business combination. Information about Amplitude’s directors and executive officers and a description of their interests in Amplitude will be included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available.

Jasper Therapeutics and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Amplitude in connection with the proposed business combination. Information about Jasper Therapeutics’ directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Amplitude, the combined company or Jasper Therapeutics, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Special Note Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed business combination between Amplitude and Jasper Therapeutics, the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company, the timing of the completion of the proposed business combination, Jasper Therapeutics’ business strategy, expected cash resources of the combined company and the expected uses thereof, current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Jasper Therapeutics and Amplitude and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Jasper Therapeutics and Amplitude. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the inability of the parties to consummate the transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the failure to satisfy the minimum cash condition set forth in the business combination agreement, whether due to redemptions from the Company’s trust account or otherwise; the failure of the PIPE financing to close on the terms and in the amounts currently anticipated; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the risk that the potential product candidates that Jasper Therapeutics develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Jasper Therapeutics’ product candidates; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper Therapeutics will be unable to successfully market or gain market acceptance of its product candidates; the risk that Jasper Therapeutics’ product candidates may not be beneficial to patients or successfully commercialized; the risk that Jasper Therapeutics has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper Therapeutics’ business; the risk that third parties on which Jasper Therapeutics depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper Therapeutics’ business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Jasper Therapeutics will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the potential inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any requisite regulatory approvals to complete the transaction are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of Amplitude or Jasper Therapeutics is not obtained; the risk of failure to realize the anticipated benefits of the proposed transaction; the amount of redemption requests made by Amplitude’s stockholders and other risks and uncertainties indicated from time to time in the Amplitude’s public filings, including its most recent Annual Report on Form 10-K for the year ended December 31, 2020 and the proxy statement/prospectus relating to the proposed transaction, including those under “Risk Factors” therein, and in Amplitude’s other filings with the SEC. If any of these risks materialize or Amplitude’s and Jasper Therapeutics’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amplitude nor Jasper Therapeutics presently know, or that Amplitude or Jasper Therapeutics currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amplitude’s and Jasper Therapeutics’ expectations, plans or forecasts of future events and views as of the date of this press release. Amplitude and Jasper Therapeutics anticipate that subsequent events and developments will cause Amplitude’s and Jasper Therapeutics’ assessments to change. However, while Amplitude and Jasper Therapeutics may elect to update these forward-looking statements at some point in the future, Amplitude and Jasper Therapeutics specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amplitude’s and Jasper Therapeutics’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This press release contains certain financial forecast information of Jasper Therapeutics. Such financial forecast information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Special Note Regarding Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

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Jasper Therapeutics Contacts

Lily Eng (media)

Real Chemistry

206-661-8627

leng@realchemistry.com

Jeet Mahal (investors)

Jasper Therapeutics

650-549-1403

jmahal@jaspertherapeutics.com

Amplitude Contact

IR@amplitudehealthcare.com